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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  MARCH 4, 1999
                                                   -------------

                            VAUGHN COMMUNICATIONS, INC.
                            ---------------------------
               (Exact name of registrant as specified in its charter)


                                     Minnesota
                                     ---------
                   (State or other jurisdiction of incorporation)


     0-15424                                                41-0626191
------------------------------                     -----------------------------
Commission File Number                                           I.R.S. Employer
                                                           Identification number

5050 W. 78th Street, Minneapolis, Minnesota                                55435
-------------------------------------------                                -----
(Address of principal executive offices)                              (Zip code)

Issuer's telephone number, including area code:  (612) 832-3200
                                                 --------------

                              N/A                                .
------------------------------------------------------------------
           (Former name or former address, if changed since last report)


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ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS.

MERGER COMPLETED

     On March 4, 1999, Vaughn Communications, Inc. (the "Company") announced that Twin Acquisition Corp. ("TAC"), a Minnesota corporation and an indirect wholly-owned subsidiary of Allied Digital Technologies Corp. ("Allied"), had merged with and into the Company pursuant to an Agreement and Plan of Merger
(the "Merger Agreement") dated as of December 11, 1998, among the Company, TAC and Allied Digital, Inc. (for purposes of Section 8.11 only) with the Company as the surviving corporation (the "Merger").

     In the Merger, each shareholder of the Company will receive $10.00 per share in cash for each share of the Company held by them. Following the Merger, the capital stock of the Company will no longer be publicly traded.

     The transactions contemplated by the Merger Agreement were funded in part from (a) a $150 million senior secured credit facility led by Fleet National
Bank and (b) a $15 million unsecured senior subordinated credit facility led by Citicorp Mezzanine Partners, L.P.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     Not Applicable.

(b)  Pro forma financial information.

     Not Applicable.

(c)  Exhibits.

     2.1  Agreement and Plan of Merger dated December 11, 1998, among Twin
Acquisition Corp., Allied Digital, Inc. and Vaughn Communications, Inc. without exhibits and schedules (incorporated by reference to the Form 8-K filed by Vaughn Communications, Inc. on December 24, 1998).

     2.2 Option Termination and Grant Agreement dated December 11, 1998, between Allied Digital Technologies, Inc. and E. David Willette, (incorporated by reference to the Form 8-K filed by Vaughn Communications, Inc. on December
24, 1998).

     99.1 Press Release of Vaughn Communications, Inc., dated February 23, 1999.

     99.2 Joint Press Release of Allied Digital Technologies Corp. and Vaughn
Communications, Inc., dated March 4, 1999.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.



                                   VAUGHN COMMUNICATIONS, INC.


Dated:  March 4, 1999         By   /s/ M. Charles Reinhart
                                   ------------------------
                                    M. Charles Reinhart
                                    Chief Financial Officer


3
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                                 INDEX TO EXHIBITS

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

EXHIBIT NO.    DESCRIPTION OF EXHIBITS                           PAGE
-----------    -----------------------                           ----
2.1            Agreement and Plan of Merger
               dated December 11, 1998 among
               Twin Acquisition Corp., Allied
               Digital, Inc. and Vaughn
               Communications, Inc.
               without exhibits and schedules
               (incorporated by reference to the
               Form 8-K filed by Vaughn
               Communications, Inc. on December 24, 1998).

2.2            Option Termination and Grant
               Agreement dated December 11,
               1998 between Allied Digital
               Technologies, Inc. and E. David
               Willette (incorporated by reference
               to the Form 8-K filed by Vaughn
               Communications, Inc. on December 24, 1998).

99.1 Press Release of Vaughn Communications, Inc., dated February 23, 1999.

99.2           Joint Press Release of Allied Digital Technologies Corp. and
               Vaughn Communications, Inc., dated March 4, 1999.